Exhibit 10.17(f)

Fifth Amendment to the Frontier Airlines, Inc. Co-Branded Credit Card Agreement

This Fifth Amendment to the Frontier Airlines, Inc. Affinity Credit Card Agreement, made this 25th day of May 2007 by and between Barclays Bank Delaware, formerly known as Juniper Bank (“Juniper”) and Frontier Airlines, Inc. (“Frontier”) amends the Frontier Airlines, Inc. Credit Card Agreement between the parties dated March 12, 2003 (as may have been amended) (the “Agreement”).

RECITALS:

WHEREAS, Juniper Bank legally changed its name to Barclays Bank Delaware on May 25, 2006; and,

WHEREAS, Frontier and Juniper desire to amend the Agreement and to include a business card product as an additional product offering under the Affinity Program and the Agreement (the “Business Card Program”).

NOW THEREFORE, in consideration of the mutual promises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, Frontier and Juniper agree as follows:

1. Section 1 of the Agreement is amended by adding the following new section (gg):

“(gg) “Business Account” means a business Account (without regard to the number of authorized user accounts set up under such Account), opened in response to business card marketing efforts made pursuant to the Affinity Program.”

2. With respect to the Business Accounts and the Business Card Program, all of the terms of the Agreement shall apply, to the extent applicable to a business card product, including but not limited to the Fees under Section 5, provided however, the service levels set forth in Exhibit D of the Agreement shall not apply to the Business Card Program.

3. All other terms and conditions of the Agreement shall remain in effect except as expressly modified herein or in another writing signed by both parties. Capitalized terms shall have the same meaning as set forth in the Agreement.

4. This Amendment shall be governed by and construed under the laws of the State of Delaware as applied to agreements among Delaware residents entered into and to be performed entirely within the State of Delaware. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Intending to be legally bound, the parties have executed this Amendment as of the date set forth above.

BARCLAYS BANK DELAWARE	FRONTIER AIRLINES, INC.

/s/ [Authorized Signatory]	/s/ John Happ
(Signature)	(Signature)

Director Segment Marketing	Senior VP Marketing & Planning
(Title)	(Title)

June 2, 2007	June 6, 2007
(Date)	(Date)

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*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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